             FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT
             ------------------------------------------------------


     This First Amendment to Forbearance Agreement and Amendment is made as of the 15th day of December, 1999 by and among

     Nutramax Products, Inc. (hereinafter, the "BORROWER"), a Delaware corporation with its principal executive offices at 9 Blackburn Drive, Gloucester, Massachusetts;

     Nutramax Holdings, Inc., Nutramax Holdings II, Inc, Optopics Laboratories Corp., Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corp., Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc. and F.A. Products, L.P. (individually, a "GUARANTOR" and collectively, the "GUARANTORS");

     BankBoston, N.A., National Bank of Canada, Fleet National Bank, The Sumitomo Bank Limited, and Senior Debt Portfolio (hereinafter collectively, the "BANKS")

     BankBoston, N.A., as Agent for the Banks (hereinafter, in such capacity, the "AGENT"), having a principal place of business at 100 Federal Street, Boston, Massachusetts 02110;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into a Forbearance Agreement and Amendment dated as of December 1, 1999 ( the "Forbearance Agreement"); and

     WHEREAS, the Borrower, the Guarantors, the Banks, and the Agent desire to modify and amend the Forbearance Agreement, as provided herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Definitions.  All capitalized terms used herein and not otherwise
        -----------
     defined shall have the same meaning herein as in the Forbearance Agreement.

     2. Amendments to Section 5.   The provisions of (S)5 of the Forbearance
        ------------------------
     Agreement are hereby amended

          (a) by deleting the date "December 15, 1999" appearing in (S)5(d) thereof and substituting the date "February 5, 2000" in its stead.

          (b)  by deleting the provisions of (S)5(g) thereof in their entirety.

     3.   Ratification of Loan Documents. Except as provided herein, all terms
          ------------------------------
          and conditions of the Forbearance Agreement and the other Loan Documents remain in full force and effect. The Borrower and the Guarantors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and hereby represents that, after giving effect to this First Amendment, no Termination Events exist thereunder. The Borrowers and Guarantors each further acknowledge and agree that the Borrower and the Guarantors do not have any offsets, defenses, or counterclaims against the Agent or any Bank, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower and each Guarantor hereby waives and releases the Agent and Banks therefrom.

     4.   Miscellaneous.
          -------------

          (a) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (b) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this First Amendment as a sealed instrument as of the date first above written.


                                    NUTRAMAX PRODUCTS, INC.

                                    By  /s/ David J. Radeke
                                       ---------------------------

                                    Print Name: David J. Radeke
                                               -------------------

                                    Title: Executive VP & COO
                                          ------------------------

AGREED:

NUTRAMAX HOLDINGS, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------


NUTRAMAX HOLDINGS II, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

OPTOPICS LABORATORIES CORP.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

FAIRTON REALTY HOLDINGS, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

ORAL CARE, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

POWERS PHARMACEUTICAL CORP.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

FLORENCE REALTY, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

CERTIFIED CORP.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

FIRST AID PRODUCTS, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

ADHESIVE COATINGS, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

ELMWOOD PARK REALTY, INC.

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP & COO
      ------------------------

F.A PRODUCTS, L.P.

By First Aid Products, Inc., its general partner

By  /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------

AGREED AND ACCEPTED BY

BANKBOSTON, N.A.

By  /s/ Robert J. Riley
   ---------------------------

Print Name: Robert J. Riley
          --------------------

Title: Authorized signer
      ------------------------

NATIONAL BANK OF CANADA

By  /s/ Robert J. Gauch, Jr.
   ---------------------------

Print Name: Robert J. Gauch, Jr.
           -------------------

Title: Vice President
      ------------------------


By  /s/ LoriAnn Curnyn
   ---------------------------

Print Name: LoriAnn Curnyn
           -------------------

Title: Group Vice President
      ------------------------


FLEET NATIONAL BANK


By  /s/ Robert J. Riley
   ---------------------------

Print Name: Robert J. Riley
          --------------------

Title: Authorized signer
      ------------------------

THE SUMITOMO BANK LIMITED


By
   ---------------------------

Print Name:
           -------------------

Title:
      ------------------------

SENIOR DEBT PORTFOLIO

By  /s/ Scott H. Page
   ---------------------------

Print Name: Scott H. Page
           -------------------

Title: Vice President
      ------------------------

BANKBOSTON, N.A., AS AGENT

By
   ---------------------------

Print Name:
           -------------------

Title:
      ------------------------